Exhibit 99.2
     Delivering on the Promise of the Human Proteome  Nautilus Biotechnology Confidential – Do Not Distribute  FEBRUARY 2021

 Disclaimer  2  This presentation (“Presentation”) is provided for informational purposes only and has been prepared to assist interested parties in making their own evaluation with respect to the proposed business combination between ARYA Sciences Acquisition Corp III (“ARYA”) and Nautilus Biotechnology, Inc. (“Nautilus” or the “Company”) and related transactions (the “Potential Business Combination”) and for no other purpose. This information contained herein does not purport to be all-inclusive and none of ARYA, Nautilus, Jefferies LLC and Goldman Sachs & Co. LLC nor any of their respective affiliates nor any of its or their control persons, officers, directors, employees or representatives makes any representation or warranty, express or implied, as to the accuracy, completeness or reliability of the information contained in this Presentation. You should consult your own counsel and tax and financial advisors as to legal and related matters concerning the matters described herein, and, by accepting this Presentation, you confirm that you are not relying upon the information contained herein to make any decision. Without the express prior written consent of ARYA and Nautilus, this Presentation and any information contained within it may not be (i) reproduced (in whole or in part), (ii) copied at any time, (iii) used for any purpose other than your evaluation of the Potential Business Combination or (iv) provided to any other person, except your employees and advisors with a need to know who are advised of the confidentiality of the information.Forward Looking Statements. Certain statements in this Presentation may be considered forward-looking statements. Forward-looking statements generally relate to future events or ARYA’s or the Company’s future financial or operating performance. For example, statements concerning the following include forward-looking statements: the success and timing of product development activities; the Company’s expected commercial strategy; the ability to compete with other companies; the market size and growth potential and the ability to serve those markets; projected financial information; and the potential effects of the Potential Business Combination on the Company. In some cases, you can identify forward-looking statements by terminology such as “may,” “should,” “expect,” “intend,” “will,” “estimate,” “anticipate,” “believe,” “predict,” “potential,” or “continue,” or the negatives of these terms or variations of them or similar terminology. Such forward-looking statements are subject to risks, uncertainties, and other factors which could cause actual results to differ materially from those expressed or implied by such forward-looking statements. These forward-looking statements are based upon estimates and assumptions that, while considered reasonable by ARYA and its management, and Nautilus and its management, as the case may be, are inherently uncertain. New risks and uncertainties may emerge from time to time, and it is not possible to predict all risks and uncertainties. Factors that may cause actual results to differ materially from current expectations include, but are not limited to, risk related to Nautilus' ability to successfully develop and launch a commercial product and achieve market acceptance, raise additional funds that may be necessary for the operations of its business and product development, establish manufacturing capacity, manage its operations and potential growth and scale its business, protect its intellectual property, maintain effective internal controls, and the potential impact of the COVID-19 pandemic, as well as various other factors beyond management’s control including general economic conditions and other risks, uncertainties and factors set forth in the section entitled “Risk Factors” and “Cautionary Note Regarding Forward-Looking Statements” in ARYA’s final prospectus relating to its initial public offering, dated August 6, 2020, and other filings with the Securities and Exchange Commission (SEC). Nothing in this Presentation should be regarded as a representation by any person that the forward-looking statements set forth herein will be achieved or that any of the contemplated results of such forward-looking statements will be achieved. You should not place undue reliance on forward-looking statements in this Presentation, which speak only as of the date they are made and are qualified in their entirety by reference to the cautionary statements herein. Neither ARYA nor the Company undertakes any duty to update these forward-looking statements. Additional Information. In connection with the Potential Business Combination, ARYA intends to file with the SEC a registration statement on Form S-4 containing a preliminary proxy statement/prospectus of ARYA, and after the registration statement is declared effective, ARYA will mail a definitive proxy statement/prospectus relating to the proposed Business Combination to its shareholders. This Presentation does not contain all the information that should be considered concerning the proposed Business Combination and is not intended to form the basis of any investment decision or any other decision in respect of the Business Combination. ARYA’s shareholders and other interested persons are advised to read, when available, the preliminary proxy statement/prospectus and the amendments thereto and the definitive proxy statement/prospectus and other documents filed in connection with the proposed Business Combination, as these materials will contain important information about Nautilus, ARYA and the Business Combination. When available, the definitive proxy statement/prospectus and other relevant materials for the proposed Business Combination will be mailed to shareholders of ARYA as of a record date to be established for voting on the proposed Business Combination. Shareholders will also be able to obtain copies of the preliminary proxy statement/prospectus, the definitive proxy statement/prospectus and other documents filed with the SEC, without charge, once available, at the SEC’s website at www.sec.gov, or by directing a request to: ARYA Sciences Acquisition Corp III, 51 Astor Place, 10th Floor, New York, NY 10003.Participants in the Solicitation. ARYA, Nautilus and their respective directors and executive officers may be deemed participants in the solicitations of proxies from ARYA’s shareholders with respect to the proposed Business Combination. A list of the names of ARYA’s directors and executive officers and a description of their interests in ARYA is contained in ARYA’s final prospectus relating to its initial public offering, dated August 6, 2020, which was filed with the SEC and is available free of charge at the SEC’s website at www.sec.gov, or by directing a request to ARYA Sciences Acquisition Corp III, 51 Astor Place, 10th Floor, New York, NY 10003. Additional information regarding the interests of the participants in the solicitation of proxies from ARYA’s shareholders with respect to the proposed Business Combination will be contained in the proxy statement/prospectus for the proposed Business Combination when available.No Offer or Solicitation. This communication is for informational purposes only and does not constitute, or form a part of, an offer to sell or the solicitation of an offer to sell or an offer to buy or the solicitation of an offer to buy any securities, and there shall be no sale of securities, in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offer of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended, and otherwise in accordance with applicable law. Certain information contained in this Presentation relates to or is based on studies, publications, surveys and the Company’s own internal estimates and research. In addition, all of the market data included in this Presentation involves a number of assumptions and limitations, and there can be no guarantee as to the accuracy or reliability of such assumptions. Finally, while the Company believes its internal research is reliable, such research has not been verified by any independent source. This meeting and any information communicated at this meeting are strictly confidential and should not be discussed outside your organization.The reader shall not rely upon any statement, representation or warranty made by any other person, firm or corporation (including, without limitation, Jefferies LLC, Goldman Sachs & Co. LLC or any of their affiliates or control persons, officers, directors and employees) in making its investment or decision to invest in the Company. None of ARYA, the Company, Jefferies LLC or Goldman Sachs & Co. LLC, nor any of their respective affiliates nor any of its or their control persons, officers, directors, employees or representatives, shall be liable to the reader for any information set forth herein or any action taken or not taken by any reader, including any investment in shares of ARYA or the Company.   Nautilus Biotechnology Confidential – Do Not Distribute

   The proteome is among the most dynamic and valuable sources of biological insight.But current technologies lack the sensitivity, throughput, and ease of use required to address the needs of the biomedical community.  Our Opportunity: To Revolutionize Biomedicine  A fundamentally new approach is required to unlock this large opportunity in biological science.  3  Nautilus Biotechnology Confidential – Do Not Distribute

     Nautilus Biotechnology Confidential – Do Not Distribute  4  Comprehensive proteomics analysis reimagined   Single molecule proteomics platform with integrated machine learning designed to enable unprecedented sensitivity and scale      $25+ Billion opportunity across proteomics and adjacent markets  First pharma partnership with Genentech pioneering high impact technology application  Founder-led organization and highly experienced leadership team      Seeks to define a new gold standard for single molecule protein analysis  The potential to change the trajectory of large existing markets  At the heart of this effort is the desire to positively impact human health

 Nautilus’ Revolutionary Innovation Was Not Possible Until NowRequired counter-intuitive science and the maturation of key disciplines  Nautilus has innovated strengths in each discipline and then leveraged these strengths across those disciplines to achieve something designed to be revolutionary Founders’ diverse but complementary experiences enable them to address a challenge that others had notPursuing deep, hard science with an entrepreneurial mindset  Life Sciences  Physical Sciences & Engineering  Computer & Data Science          Nautilus Biotechnology Confidential – Do Not Distribute  5

Current Proteomics Ecosystem

Sample Collection
- Biopsy
- Resection
- Biofluid (Blood, CSF, Saliva)
- Laser-capture microdissection
- Cell sorting (FACS)
- Primary cell culture
- Stable cell line culture
- Xenograft

Sample Extraction
- Chemical Lysis
- Gradient centrifugation
- Homogenization
- Mechanical Lysis
- Protease and Phosphatase Inhibitors

Protein Fractionation
- 1D and 2D gel electrophoresis
- Isoelectric focusing
- Capillary electrophoresis
- HPLC (Column chromatography)
- Immunoprecipitation
- Pulldowns with tagged proteins
- Cell surface labeling
- Active site labeling
- Affinity depletion
- Affinity enrichment
- Hydrophobic Interaction Chromatography
- Phosphoflow
- Glycocapture
- Lectin affinity

Digestion
- Trypic Digestion
- FASP
- SP3
- LysC
- Non-Enzymatic Digestion
- Microwave Assisted
- Digestion
- On-Chip
- Magnetic Particle Immobilized
- Pore Immobilized

Peptide Fractionation
- Ion-pairing reversed phase (RP-HPLC)
- Isoelectric focusing (IEF)
- Strong cation exchange (SCX)
- Weak anion exchange (WAX)
- Hydrophilic interaction (HILIC)
- Immobilized metal affinity (IMAC)
- Lectin affinity chromatography
- Immunoprecipitation
- Immunoenrichment
- SISCAPA
- Biotinylation
- Fractional diagonal chromatography

Quantitative Labeling
- Metabolic labeling (SILAC, N)
- Chemical protein labeling (ICPL)
- Chemical peptide labeling (ICAT, cICAT, iTRAQ,
- TMT, methylation, esterification)
- Enzymatic peptide labeling (18O)
- Absolute quantification (AQUA, QconCAT)

Sample Collection
- Electrospray
- MALDI
- SELDI
- DESI
- DART
- Chip-Based
- Nanospray
- Microfluidic

Mass Spectrometry
- TOF
- QQQ
- TRAP
- Etc.
- SWATH
- DIA
- PRM
- SRM
- MRM

Data Analysis for Protein Identification and Quantification
- ProteoWizard
- Database searching
- De novo sequencing
- Peptide mass fingerprinting (PMF)
- Accurate mass and time tag (AMT)
- ...

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   Nautilus Biotechnology Confidential – Do Not Distribute  7    Mass Spec Solutions today only capture a fraction of the proteome from Blood or Cells   There is No solution today to measure and quantify intact proteoforms   Current Methods Can’t See Valuable Biology

   8  We set out to re-invent proteomics from the ground up  Setting Ambitious Goals: To Read and Quantify the Proteome and Proteoforms   Nautilus Biotechnology Confidential – Do Not Distribute  Easy to Use It  Ultra-Sensitive  Reproducible and Robust  Rapid Run Time  Integrated  Complete  Any Lab Can Run It  Single Molecule Sensitivity   Path to the Clinic   Days not Weeks  Sample to Insight  No Missing Data

   Integration of Breakthrough Innovations Across the PlatformDesigned to Allow Nautilus to Access Full Resolution Digital Proteomic Data  9        Sample Preparation& Deposition  Instrumentation and Reagents for Single-Molecule Measurement  Machine Learning-Based Analysis  Digital Proteomic Data  Protein Decoding Analytics  Hyper-Dense Single Molecule Array              Nautilus Biotechnology Confidential – Do Not Distribute

   Simple, Rapid, and Robust Sample Preparation   10  Nautilus Biotechnology Confidential – Do Not Distribute    Step 1  Blood or Cells    or    Step 4  Protein-Scaffold Conjugation        Step 5  Protein-Scaffold Library for Deposition        Step 3  Protein Labeling      Key Takeaways:  Rapid and Effective Chemistry    Step 2  Protein Extraction & Cleanup                >  >  >  >  >

   Hyper-Dense Single Molecule Microarray Enables Deep, Sensitive Profiling   11  Nautilus Biotechnology Confidential – Do Not Distribute  1010 landing pads/Chip          Sensitively measure down to 1 molecule in 1000 cellsExtreme sensitivity and wide dynamic range  106105104103102   10-1 101 103 105  Key Takeaways:  300nm              >  >  >  >  >

         High Resolution Multi-Cycle Imaging of Affinity Reagents  Nautilus Biotechnology Confidential – Do Not Distribute  12    Integrated fluidics and imaging on instrumentDesigned to sensitively measure tens-of-billions of molecules across hundreds of cycles in approximately a day6 sample multiplexing, with potential for future expansion  Key Takeaways:  . . .                  >  >  >  >  >

Image Analysis Creates Digital Proteomic Data




GPU

COORDINATE	BINDING SEQUENCE
1,1	1,0,0...
1,2	0,0,1...
2,1	0,1,1...
2,2	1,0,0...
3,1	1,0,1...
3,2	0,0,0...



IMAGE & DATA REDUCTION (GPU)

DATA COMPRESSED INTO COORDINATE BINDING MATRIX

ALGORITHMIC PROCESSING & MACHINE LEARNING

Key Takeaways:

- Up to 20 Terabytes of **Digital Protein** data per run
- Cloud-based data infrastructure to manage scale
- SAAS data insights and analytics engine

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Machine Learning Analytics in Cloud to Decode the Proteome





COORDINATE	BINDING SEQUENCE
1,1	1,0,0…
1,2	0,0,1…
2,1	0,1,1…
2,2	1,0,0…
3,1	1,0,1…
3,2	0,0,0…

COORDINATE BINDING MATRIX

→

COORDINATE	IDENTITY
1,1	EGFR
1,2	TP53
2,1	cMET
2,2	PTEN
3,1	BRAF
3,2	MEK

SINGLE MOLECULE PROTEIN IDENTIFICATIONS

→

IDENTITY	QUANTITY
EGFR	106
TP53	832
cMET	$1.6x10^5$
PTEN	1
BRAF	1012
MEK	12

PROTEIN QUANTIFICATIONS

Key Takeaways:

- Machine Learning architecture designed to enable broadscale proteomics profiling
- On-instrument analysis and downstream analytics both improve as database grows

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   The Nautilus Platform is Highly Robust  Nautilus Biotechnology Confidential – Do Not Distribute  15  Negligible loss of detection ability  Negligible Protein Loss  First Cycle  Last Cycle

   Unlocking the Human ProteomeProtein Decoding Using Multi-Affinity Probe Reagents  Nautilus Biotechnology Confidential – Do Not Distribute  16

Capable of Comprehensive Decoding of the Human Proteome

300 Cycle Multi-Affinity Probe Reagent System Run[1]



Proteome Coverage (%)
100
90
80
70
60
50
40
30
20
10
0
0
50
100
150
200
250
300
Number of Cycles

Capable of Achieving

>95% Proteome Coverage

[1]Estimates based Nautilus computational analysis projecting the number of Nautilus designed short epitope probe binding events necessary to identify the SwissProt reference proteome.

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Unlocking the Mystery of Proteoforms



DNA
PROTEIN ISOFORMS
PTMS
PROTEIN ISOFORMS + PTMS = PROTEOFORMS
20,000 GENES
70,000 + ISOFORMS
Methylation
Acetylation
Phosphorylation
...
~6,000,000+
PROTEOFORMS [1]

The **pattern** of post-translational modifications is biologically important

[1] International Journal of Analytical Chemistry. 2016; 2016: 7436849. The Size of the Human Proteome: The Width and Depth, Elena A. Ponomarenko et al.

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   Proteoform Quantification A Novel 2021 Technology Application  Which drugs work and to what extent is defined not by just the total amount of PTMs and splice forms, but instead by how combinations of specific alterations operate together. Creating a technology to see these PTM patterns, and measure their relationship to one another, has the potential to hugely advance precision medicine.Dr. Ruedi Aebersold, Head of IMSB, Swiss Federal Institute of Technology (ETH) and Nautilus Scientific Advisory Board Member  “  ”  Nautilus Biotechnology Confidential – Do Not Distribute  19  ≠  Peptide-centric proteomics methods are unable to differentiate mixtures of proteoforms

   Single Molecule Proteoform Detection Preserves Biological Information  Nautilus Biotechnology Confidential – Do Not Distribute  20              >  >  >  >  >    Key Takeaways:  Sensitively quantify proteoform molecular heterogeneityOpen platform to apply virtually any high specificity reagent  Cycle 1  Cycle 3  Cycle 5

Open Platform Technology Designed to be Compatible with Many Affinity Reagent Options

Nautilus Reagents Designed in-house





MULTI-AFFINITY APTAMER

ENGINEERED MINI-PROTEIN BINDER

~$3B Annual Research Antibody Market in 2022[1]



DESIGNED TO BE COMPATIBLE WITH OFF-THE-SHELF ANTIBODIES

[1]BCC Research. Global Markets for Research Antibodies (2018).

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   Long-Term Transformation of Healthcare by Proteomics  AI Powered Drug Discovery   Clinical Diagnostics  Precision & Personalized Medicine  +  Growth and Market Expansion Opportunity  Large Market Opportunity Ready for Disruption  Source: Allied Market Research: Proteomics Market Global Opportunity Analysis and Industry Forecast, 2020-2027, January 2021DeciBio, Life science research tools market size, growth and trends (2013-2021), July 2017Nautilus Biotechnology Confidential – Do Not Distribute  22    $25B  Global Proteomics Market  +  Immediate Market Opportunity  50% BioPharma30% Applied Markets20% Academic & Research(Estimates based on Mass spectroscopy market)  12% CAGR(2020-2027)

         Potential Markets & Applications  Nautilus Biotechnology Confidential – Do Not Distribute  23        Multi-Omics & Systems Biology  Proteoform Composition & Landscape  Proteome Profiling (species agnostic)  Biomarker & Drug Target Discovery  Mechanism of Action Studies  Toxicity Profiling and Prediction  Longitudinal Monitoring of Proteome Dynamics  Precision Medicine Development  Drug Rescue & Repurposing  Basic Sciences  Translational Research  Clinical Research & Development

Significant Target Milestones on Path to Comprehensive Proteomic Profiling

Each Step Represents a Potentially New and Unprecedented Advancement

DATA PRODUCTION AT NAUTILUS

CUSTOMER GENERATED DATA

Single Molecule Multi-Cycle Read Out	2,500 Proteins/run	10,000 Proteins/run	Comprehensive Proteome	Instrument Launch & Scale Up
LATE 2021	EARLY 2022	LATE 2022	MID OF 2023	LATE OF 2023

Projected Milestone Dates

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Planned Three Phase Commercial Strategy

1 Application Development

Partnerships & Collaborations

- Jointly publish data
- Multiple high potential discovery and IP license options
- Pharma validation and endorsement pre-commercial launch

2 Instrument Pre-Sales

Early Access & POC Engagements

- Leverage publications to drive awareness and customer demand
- Launch Early Access Program to provide customers with broadscale profiling, pre-launch
- Engage in paid POC engagements to drive instrument pre-orders

3 Platform Launch

Direct Sales
Instruments, Consumables, Software, Support

- Full commercial launch with multi-year product roadmap
- Clear path to near term system upgrades and enhancements
- Execute commercial scale up

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     Nautilus Biotechnology Confidential – Do Not Distribute  Planned Sales Model and Key Customer Segments  Target Customers  Land and Expand Sales Model  26  Pharmaceutical & Biotech            B2B Diagnostic Service Partnerships  Academic & Research Community   Large-Scale Omics Core Laboratories  Contract Research Organizations                  Add NewProducts  Grow Workflows & Capacity  Add New Research Groups  Establish InitialBeachhead

Each Milestone Expected to Create New Opportunities to Partner

Every Step Represents a Potentially New and Unprecedented Advancement

	DATA PRODUCTION AT NAUTILUS			CUSTOMER GENERATED DATA
Single Molecule Multi-Cycle Read Out	2,500 Proteins/run	10,000 Proteins/run	Comprehensive Proteome	Instrument Launch & Scale Up
LATE 2021	EARLY 2022	LATE 2022	MID OF 2023	LATE OF 2023

Projected Milestone Dates

Establish Collaborations & Partnerships
Engage early, create value through data and publications

Early Access & POC Engagements
Expand applications, demonstrate discovery potential

Instrument & Consumables
Early Access and Launch

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Each Milestone Expected to Create New Opportunities to Partner

Every Step Represents a Potentially New and Unprecedented Advancement

DATA PRODUCTION AT NAUTILUS | CUSTOMER GENERATED DATA

Single Molecule Multi-Cycle Read Out	2,500 Proteins/run	10,000 Proteins/run	Comprehensive Proteome	Instrument Launch & Scale Up
LATE 2021	EARLY 2022	LATE 2022	MID OF 2023	LATE OF 2023

Projected Milestone Dates

Establish Collaborations & Partnerships

Engage early, create value through data and publications

TARGET:
Pharma / Biotech and Influential Academic Sites

STRATEGY:
Create Foundational Publications, Demonstrate Utility, Build Confidence

TARGET OUTCOME:
Technology Validation and Endorsement
Broadening engagement

Early Access & POC Engagements

Expand applications, demonstrate discovery potential

Instrument & Consumables

Early Access and Launch

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Each Milestone Expected to Create New Opportunities to Partner

Every Step Represents a Potentially New and Unprecedented Advancement

DATA PRODUCTION AT NAUTILUS | **CUSTOMER GENERATED DATA**

Single Molecule Multi-Cycle Read Out	2,500 Proteins/run	10,000 Proteins/run	Comprehensive Proteome	Instrument Launch & Scale Up
LATE 2021	EARLY 2022	LATE 2022	MID OF 2023	LATE OF 2023

Projected Milestone Dates

Establish Collaborations & Partnerships
Engage early, create value through data and publications

Early Access & POC Engagements
Expand applications, demonstrate discovery potential

TARGET:	STRATEGY:	TARGET OUTCOME:
Advanced Proteomic Laboratories	Seed Market for Instrument Pre-Sales, Expand Application Value & Utility	Accelerate Demand for Instrumentation, Create Pre-Launch Customer Pipeline

Instrument & Consumables
Early Access and Launch

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Each Milestone Expected to Create New Opportunities to Partner

Every Step Represents a Potentially New and Unprecedented Advancement

DATA PRODUCTION AT NAUTILUS

CUSTOMER GENERATED DATA

Single Molecule Multi-Cycle Read Out	2,500 Proteins/run	10,000 Proteins/run	Comprehensive Proteome	Instrument Launch & Scale Up
LATE 2021	EARLY 2022	LATE 2022	MID OF 2023	LATE OF 2023

Projected Milestone Dates

Establish Collaborations & Partnerships
Engage early, create value through data and publications

Early Access & POC Engagements
Expand applications, demonstrate discovery potential

Instrument & Consumables

TARGET:
Create Diverse Initial Customer Base

STRATEGY:
Establish Presence in Multiple Markets, Set Up Expansion Opportunities

TARGET OUTCOME:
Scale of Data Production & Value Across Markets Catalyzes Business Growth

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Planned Strategic Elements of the Platform Designed to Create Competitive Advantage in the Field

First to Market with Novel Detection Platform

First Mover Advantage in a Large and Expanding Market

Highly Disruptive Technology

Unlocks new sources of primary biological information

Immense Data Production Capacity

Drives Discovery Potential and Technology Ubiquity

Data is an Asset

Proven Commercial Model

Average Selling Price Enables Efficient Direct Sales Model (>$1M ASP)

Start in North America and then start building international footprint with distribution partners

Diversified and Recurring Revenue Sources

Partnerships

Instrumentation

Consumables

Service and Support

Software as a Service

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   Nautilus and Genentech Collaboration  Nautilus Biotechnology Confidential – Do Not Distribute  Signed a pilot study Research Collaboration Agreement in December 2020.We are collaborating with Genentech using the Nautilus system to analyze and map the proteoform landscape of a Genentech protein target of interest.Aim to submit results for publication late 2021. Nautilus Technology at Work: Proteoform patterns are hypothesized to be critical players directly involved in molecular disease progression.A pattern of detected protein modifications could itself become a biomarker, and it may also provide new insight for how to interrupt a molecular disease pathway.  32

               Patent Portfolio Summary(as of January 21, 2021)  Nautilus Biotechnology Confidential – Do Not Distribute  33    SAMPLE PREPARATION1 Patent Family    SINGLE MOLECULE MICROARRAY2 Patent Families    PROBES & IMAGING5 Patent Families    MACHINE LEARNING & ANALYTICS2 Patent Families    IMAGE ANALYSIS1 Patent Family    Overall Process 3 Patent Families (3 Allowed US Patents)  >  >  >  >  >

Leadership



Sujal Patel
Founder & CEO



Parag Mallick
Founder & CSO



Anna Mowry
CFO



Nick Nelson
SVP, CBO



Subra Sankar
SVP, R&D



Chris Blessington
VP, Corp. Marketing



Mary Godwin
VP, Operations



John Murphy
Head of Global IP

Scientific Advisory Board

Ruedi Aebersold, PhD
Prof. Systems Biology,
Institute of Molecular Systems Biology in ETH Zurich (IMSB)

Lee Hartwell, PhD
President and Director Emeritus,
Fred Hutchinson Cancer Research Center
Nobel Laureate

Joshua LaBaer, MD, PhD
Executive Director,
Biodesign Institute at Arizona State University

Investors

ANDREESSEN HOROWITZ · BEZOS EXPEDITIONS · MADRONA VENTURE GROUP · PERCEPTIVE ADVISORS · VULCAN Capital

Board of Directors

Matthew Posard, Chair
Founding Principal, Explore DNA;
Former SVP & Head of Global Sales, Illumina

Melissa Epperly
CFO,
Zentalis Pharmaceuticals

Matt McIlwain
Managing Director,
Madrona Venture Group

Parag Mallick, PhD
Founder,
Chief Scientist

Stuart Nagae
Director,
Vulcan Capital

Farzad Nazem
Angel Investor,
Former EVP Engineering & CTO, Yahoo

Vijay Pande, PhD
General Partner,
Andreessen Horowitz

Sujal Patel
Founder,
Chief Executive Officer

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   Nautilus Biotechnology Confidential – Do Not Distribute  35    Target Range as % of Revenue  GROSS MARGIN  70%  R&D OpEx  15-20%  SG&A OpEx  20-25%  OPERATING INCOME  25-30%  Long Term Financial Targets

     Nautilus Biotechnology Confidential – Do Not Distribute  WhyNautilus?            We believe that humanity needs a dramatic acceleration of drug development and that a bold scientific leap is required to make possible a new world of precision and personalized medicine. To deliver, we need to radically reinvent proteomics, a large untapped opportunity in biological science today.  36  Proven Team, Driven to Win  Potential for Revolutionizing Biomedicine  Designed to address what the market wants – the proteome at single molecule scale  Aligned with investors on long-term shareholder value creation  Significant New Potential Market Opportunity

Merging with ARYA III

Provides us with a direct path to IPO and greater access to capital

- Enables us to go public in one step vs. the typical two or three step venture backed private rounds, and provides access to a strong market backdrop today to properly fund and grow our business
- Provides us an investment structure for a broad set of specialized public investors while meaningfully reducing market risk

Capitalizes us with $385m+[(1)] through the merger and PIPE to fund long-term development of our proprietary proteomics platform

- Expected to provide cash runway to achieve key catalysts and commercialization
- Accelerates development of our unique proteomics platform and the expansion of new resources across scientific, engineering, and commercial teams

Instates a premier investor base and a long-term partnership with Perceptive

Establishes a broad syndicate of banks and research analysts that follow our stock post closing

(1) Projected cash balance from cash held in trust and expected PIPE financing of $200m plus expected cash to balance sheet in Q2 2021.

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Terms of Transaction

Shares and $ in thousands (other than share price)

Pro Forma Valuation		
Pro Forma Shares Outstanding		129,187
Implied Share Price	$	10.00
PF Equity Value	$	1,291,865
Less: PF Cash	$	(386,500)
Implied PF Enterprise Value	**$**	**905,365**

Sources of Funds [(1)]		
Cash Held in Trust	$	149,500[(2)]
Nautilus Equityholder Rollover[(3)]	$	900,000
PIPE Proceeds	$	200,000
Total Sources of Funds	**$**	**1,308,500**

Uses of Funds [(1)]		
Equity Issued to Nautilus Equityholders[(3)]	$	900,000
Estimated Transaction Fees & Expenses[(4)]	$	22,000
Remaining Cash (Balance Sheet)	$	386,500
Total Uses of Funds	**$**	**1,308,500**

Pro Forma Ownership[(3)]

	Shares	%
ARYA III Sponsor + Perceptive	12,650	10%
o/w Perceptive Nautilus Shares	*2,913*	*2%*
o/w Sponsor Promote Shares	*3,738*	*3%*
o/w Sponsor Private Placement Shares	*499*	*0%*
o/w Perceptive PIPE Shares	*5,500*	*4%*
Public Shareholders (excl. ARYA III Sponsor)	14,950	12%
Current Nautilus Equityholders (ex-Perceptive)	90,886	70%
o/w Existing Nautilus Shareholder PIPE Shares	*3,800*	*3%*
Third Party PIPE Investors	10,700	8%
Totals	**129,187**	**100%**

(1) As per closing anticipated in Q2 2021; (2) Assumes no shareholder redemptions and based on implied share price of $10 per share; not adjusted for interest; (3) Allocation of equity consideration to Nautilus equityholders based on TSM; (4) Fees and expenses for both Nautilus and SPAC, includes deferred underwriting fees from ARYA III's IPO.

Nautilus Biotechnology Confidential – Do Not Distribute

nautilus biotechnology 38

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   Appendix  Nautilus Biotechnology Confidential – Do Not Distribute

 41  Balance Sheet  Nautilus Biotechnology Confidential – Do Not Distribute  Note: Financial data above are unaudited and subject to change based upon completion of a PCAOB audit for the fiscal year ended December 31, 2019. Cash, cash equivalents, and short-term investments total $76.7M as of December 31, 2020. Such amount is unaudited and subject to change based upon completion of a PCAOB audit for the fiscal year ended December 31, 2020.The preliminary financial data included herein has been prepared by, and is the responsibility of Nautilus' management. Nautilus' independent registered public accounting firm has not audited, reviewed, compiled, or applied agreed-upon procedures with respect to the preliminary financial data. Accordingly, Nautilus's independent registered public accounting firm does not express an opinion or any other form of assurance with respect thereto.

 42  Statement of Operations  Nautilus Biotechnology Confidential – Do Not Distribute  Note: Financial data above are unaudited and subject to change based upon completion of a PCAOB audit for the fiscal year ended December 31, 2019. The preliminary financial data included herein has been prepared by, and is the responsibility of Nautilus' management. Nautilus' independent registered public accounting firm has not audited, reviewed, compiled, or applied agreed-upon procedures with respect to the preliminary financial data. Accordingly, Nautilus's independent registered public accounting firm does not express an opinion or any other form of assurance with respect thereto.  Statement of Comprehensive Loss

 43  Statement of Cash Flows  Nautilus Biotechnology Confidential – Do Not Distribute  Note: Financial data above are unaudited and subject to change based upon completion of a PCAOB audit for the fiscal year ended December 31, 2019. The preliminary financial data included herein has been prepared by, and is the responsibility of Nautilus' management. Nautilus' independent registered public accounting firm has not audited, reviewed, compiled, or applied agreed-upon procedures with respect to the preliminary financial data. Accordingly, Nautilus's independent registered public accounting firm does not express an opinion or any other form of assurance with respect thereto.

   Nautilus Biotechnology Confidential – Do Not Distribute  44    Year ending December 31,          ($ in millions)  2021  2022  2023  2024  2025  Total Revenue  $0   $4   $17   $77   $183   Gross Profit  $0   $1   $9   $49   $127   EBITDA(3)  ($46)  ($72)  ($84)  ($73)  ($42)  Nautilus’ Projected Financial Information(1), (2)  Notes:(1) The financial projections reflect numerous estimates and assumptions with respect to general business, economic, regulatory, market and financial conditions and other future events, as well as matters specific to Nautilus’ business, all of which are difficult to predict and many of which are beyond Nautilus’ control. The financial projections are forward looking statements that are inherently subject to significant uncertainties. This information should be read in conjunction with the “Summary Risk Factors” included herein.(2) No independent auditor or independent registered public accounting firm or any other independent accountants have compiled, examined or performed any procedures with respect to the financial projections included herein, nor have they expressed any opinion or any other form of assurance on such information or their achievability, and they assume no responsibility for, and disclaim any association with, the financial projections. (3) Earnings before Interest, Taxes, Depreciation, Amortization, and stock-based compensation or EBITDA, is a non-GAAP measure. Management uses non-GAAP measures to compare Nautilus’ performance relative to forecasts and strategic plans and to benchmark Nautilus’ performance. Non-GAAP information is not prepared under a comprehensive set of accounting rules and should only be used to supplement an understanding of Nautilus’ operating results as reported under U.S. GAAP. Nautilus is unable to present a quantitative reconciliation of forward-looking non-GAAP financial measures because management cannot reliably predict all of the necessary components of such GAAP measures. Among other examples, Nautilus cannot reliably predict future stock-based compensation charges or other charges whose determination is dependent on facts and circumstances applicable at the time such charges are determined.

 Summary Risk Factors  1  Risks Associated with Nautilus’ BusinessNautilus’ business is subject to numerous risks and uncertainties that you should consider before investing. The summary risks and uncertainties described below are not the only ones Nautilus faces. Additional risks and uncertainties not currently known to Nautilus or that Nautilus currently deem less significant may also affect Nautilus’ business operations or financial results. If any of the following risks actually occur, Nautilus stock price, business, operating results and financial condition could be materially adversely affected. These risks include, but are not limited to, the following: Nautilus is a development-stage company that has incurred net losses in every period to date, that has not yet commercialized any products, and that expects to continue to incur significant losses as it develops its business. Nautilus is entirely dependent on the success of its proteomics product platform, which remains in the development stage and subject to scientific and technical validation. Nautilus has not yet commercially launched its proteomics product platform. Nautilus may not be able to launch its platform successfully and even if it is successful may experience material delays in its commercialization program relative to current expectations.Even if Nautilus is able to complete development of its proteomics product platform, it may not achieve or maintain significant commercial market acceptance.If Nautilus is unable to establish manufacturing capacity by itself or with partners in a timely manner after completing development, commercialization of its proteomics product platform would be delayed, which would result in lost revenue and harm its business.If Nautilus is unable to establish an effective commercial organization, including effective distribution channels and sales and marketing functions, it may not be successful in commercializing its proteomics product platform.The commercialization of Nautilus’ products will require Nautilus to establish relationships with leading life science companies and research institutions, initially to test and validate its products and subsequently as Nautilus seeks to expand the markets for its products. Nautilus may be unable to establish sufficient collaborations of this nature, and collaborations could result in agreements that limit or otherwise impair Nautilus’ flexibility to pursue other strategic opportunities.Nautilus’ operating results may fluctuate significantly in the future, which makes its future operating results difficult to predict and could cause its operating results to fall below expectations or any guidance Nautilus may provide.The life sciences technology market is highly competitive. If Nautilus fails to compete effectively, its business and results of operation will suffer.If Nautilus is unable to obtain and maintain sufficient intellectual property protection for its products and technology, Nautilus’ ability to successfully commercialize its products may be impaired.The COVID-19 pandemic and efforts to reduce its spread have adversely impacted and are expected to continue to materially and adversely impact, Nautilus’ business and operations.If Nautilus fails to maintain an effective system of internal control over financial reporting, it may not be able to accurately report its financial results in a timely manner or prevent fraud, which would harm its business.Nautilus will incur significant increased costs as a result of operating as a public company.  Nautilus Biotechnology Confidential – Do Not Distribute